Prospectus Supplement -- Nov. 19, 2003*

AXP(R) Progressive Fund (Nov. 29, 2002)       S-6449-99 W

The Fund's Directors have approved in principle the merger of this fund into AXP(R) Partners Select Value Fund, a Fund that seeks to provide shareholders with long-term growth of capital by investing in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers.

For more information about AXP(R) Partners Select Value Fund, please call (800) 862-7919 for a prospectus. Completion of the merger is subject to a number of conditions, including final approval by the Fund's Directors and approval by shareholders of the Fund at a shareholder meeting expected to be held within approximately the next six months. The Fund is closed to new investors.


S-6449-23 A (11/03)
* Valid until further notice